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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2008

                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-24006                 94-3134940
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

                               201 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Position

   On August 6, 2008, Nektar Therapeutics issued a press release (the "Press Release") announcing its financial results for the quarter ended June 30, 2008. A copy of the Press Release is furnished herewith as Exhibit 99.1.

   The information in this report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

   On July 30, 2008, the company announced that it would hold a conference call on August 6, 2008 to review financial results for the quarter ended June 30, 2008. On this conference call, management expects to make certain forward-looking statements regarding the market potential and revenue potential to the company for partnered product programs, the clinical development status and certain pre-clinical and clinical results from its proprietary product development programs, and management's financial guidance for 2008 and the amount of certain payments and expenses related to particular areas of the company's business. These forward-looking statements involve substantial risks and uncertainties including but not limited to: (i) the market sizes and revenue potential of partnered product programs are management's estimates only and actual results may differ materially; (ii) the overall market size for the partnered product programs and revenue and profit contribution potential to the company will depend upon successful sales and marketing efforts by our partners, competition from competing therapies (if any), government and private insurance reimbursement, changing standards of care, commercial product profile and final product pricing; (iii) the ability of the company's early research efforts to successfully apply its technology platforms to new potential product candidates is subject to the substantial uncertainty of the scientific discovery process,
(iv) the timing or success of the commencement or end of clinical trials and commercial launch of partnered products may be delayed or unsuccessful due to slower than anticipated patient enrollment, drug manufacturing challenges, changing standards of care, clinical trial design, clinical outcomes, or delay or failure in obtaining regulatory approval in one or more important markets;
(v) clinical trials are long, expensive and uncertain processes and the risk of failure of any product that is in clinical development and prior to regulatory approval remains high and can occur at any stage due to efficacy, safety or other factors; (vi) management's GAAP and non-GAAP financial projections for the company's 2008 cash used in operations and 2008 end of year cash position are subject to the significant risk of unplanned revenue short-falls or unplanned expenses which could adversely affect the company's financial results and cash position; (vii) the company's patent applications for its proprietary or partner product candidates may not issue, patents that have issued may not be enforceable, or intellectual property licenses from third parties may be required in the future; (viii) the outcome of any existing or future intellectual property or other litigation related to the company's proprietary product candidates or complex commercial contracts; (ix) if the company is unable to raise additional capital or find suitable partners or to negotiate acceptable collaborative arrangements with respect to our existing and future product candidates or the licensing of our technology, or if any arrangements that the company does negotiate, or have negotiated, include unfavorable commercial terms, the company's business, results of operations and financial condition would suffer; and (x) certain other risks and uncertainties set forth in the company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 9, 2008 and the company's upcoming Quarterly Report on Form 10-Q to be filed on or prior to August 11, 2008.


Item 9.01      Financial Statements and Exhibits
Exhibit No.    Description
99.1           Press release titled "Nektar Therapeutics Announces Second
               Quarter 2008 Financial Results" issued on August 6, 2008.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        By:   /s/ Gil M. Labrucherie
                                             ----------------------------------
                                                    Gil M. Labrucherie
                                               General Counsel and Secretary

                                        Date: August 6, 2008


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                                  EXHIBIT INDEX


Exhibit No.  Description of Exhibit.
    99.1 Press release titled "Nektar Therapeutics Announces Second Quarter 2008 Financial Results" issued on August 6, 2008.